EXHIBIT 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Steven S. Skalicky, certify that:

1.                                      I have reviewed this Amendment No. 1 on Form 10-K/A of Transatlantic Holdings, Inc.; and

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ STEVEN S. SKALICKY
Steven S. Skalicky
Executive Vice President and Chief Financial Officer

Date: April 27, 2012